UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2025

CVS HEALTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-01011	05-0494040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One CVS Drive

Woonsocket, Rhode Island 02895

(Address of Principal Executive Offices, and Zip Code)

(401) 765-1500

Registrant’s Telephone Number, Including Area Code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Brian O. Newman as Executive Vice President and Chief Financial Officer

On April 7, 2025, the Board of Directors of CVS Health Corporation (the “Company” or “CVS Health”) appointed Brian O. Newman to serve as Executive Vice President and Chief Financial Officer of CVS Health, effective May 12, 2025 (the “Effective Date”). Mr. Newman will serve as Executive Vice President and Chief Financial Officer Designate of CVS Health from April 21, 2025 until the Effective Date. Mr. Newman, age 56, is currently a member of the Board of Directors of Colgate-Palmolive Company and a member of its Audit Committee and Personnel and Organization Committee. From September 2019 until May 2024, Mr. Newman served as Executive Vice President and Chief Financial Officer of United Parcel Service, Inc. (“UPS”). Prior to joining UPS, Mr. Newman spent 26 years at PepsiCo, Inc., where he served in a variety of progressively expanding global finance, strategy, business development and operations roles.

In connection with Mr. Newman’s appointment as Executive Vice President and Chief Financial Officer of CVS Health, Mr. Newman will receive an annualized base salary of $1.0 million and will be eligible to participate in CVS Health’s annual bonus plan with a target annual cash bonus opportunity of 150% of his base salary, pro-rated for the 2025 performance year. In addition, Mr. Newman’s target annual equity award compensation will be $7.0 million, which for calendar year 2025 will be comprised of 60% performance stock units, 20% restricted stock units and 20% stock options. Mr. Newman will not receive a sign-on award.

Mr. Newman also entered into CVS Health’s customary change-in-control agreement for executives and a restrictive covenant agreement which includes, among other things, non-competition and non-solicitation covenants for the 18-month period following his employment with CVS Health.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Newman and any of CVS Health’s executive officers or directors or persons nominated or chosen by CVS Health to become a director or executive officer. There are no transactions in which Mr. Newman has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Newman and any other person pursuant to which Mr. Newman was appointed as an officer of the Company.

Transition of Thomas F. Cowhey to Strategic Advisor to the President and Chief Executive Officer

On April 7, 2025, the Board of Directors of the Company also determined that Thomas F. Cowhey, currently the Executive Vice President and Chief Financial Officer of CVS Health, will cease to serve as Executive Vice President and Chief Financial Officer of CVS Health as of the Effective Date. Thereafter, Mr. Cowhey will continue to be employed by the Company as Strategic Advisor to the President and Chief Executive Officer of CVS Health and assisting in the transition of his duties until his departure from the Company, which date has not yet been determined.

Item 7.01. Regulation FD Disclosure.

Appointment of Amy L. Compton-Phillips as Executive Vice President and Chief Medical Officer

Also on April 7, 2025, the Board of Directors of CVS Health appointed Amy L. Compton-Phillips, M.D. to serve as Executive Vice President and Chief Medical Officer of CVS Health, effective May 19, 2025. The role of Executive Vice President and Chief Medical Officer had previously been filled by Sreekanth K. Chaguturu, M.D., who was appointed to the role of Executive Vice President and President, Health Care Delivery of CVS Health in November 2024.

Based on year-to-date results through February, the Company currently expects financial results will meet or exceed its previously issued guidance for full year 2025. Our financial closing procedures for the first quarter of 2025 are not yet complete and, as a result, expected results for the full year may change due to such financial closing procedures, final adjustments, management’s review of results, and other developments that may arise between now and the time our financial results for the first quarter of 2025 are finalized.

On April 8, 2025, the Company issued a press release announcing the appointment of Mr. Newman as Executive Vice President and Chief Financial Officer of the Company, the transition of Mr. Cowhey to Strategic Advisor to the President and Chief Executive Officer and the appointment of Dr. Compton-Phillips as Executive Vice President and Chief Medical Officer of the Company. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Information Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. Statements in this Current Report on Form 8-K that are forward-looking include, but are not limited to, the Company’s expectation regarding financial results. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Actual results may differ materially from those contemplated by the forward-looking statements due to the risks and uncertainties described in the Company’s Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in the Company’s most recently filed Annual Report on Form 10-K.

You are cautioned not to place undue reliance on the Company’s forward-looking statements. The Company’s forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. The Company does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 8, 2025 (furnished under Item 7.01).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2025	CVS HEALTH CORPORATION

	By:	/s/ Kristina V. Fink
	Name:	Kristina V. Fink
	Title:	Senior Vice President, Chief Governance Officer and Corporate Secretary